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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 21, 2006

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                           UNITED HERITAGE CORPORATION
               (Exact name of registrant as specified in Charter)

             Utah                         0-9997                  87-0372864
(State or other jurisdiction of    (Commission File No.)        (IRS Employee
 incorporation or organization)                              Identification No.)

                          405 N. MARIENFELD, SUITE 200
                              MIDLAND, TEXAS 79701
                    (Address of Principal Executive Offices)

                                  432-686-2618
                            (Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

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                  This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

                  Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01         Entry into Material Definitive Agreement.

                  The following discussion briefly describes the Merger Agreement and Plan of Reorganization entered into by the Registrant and Lothian Oil Inc. and is qualified in its entirety by the full text of the agreement.

                  On February 22, 2006 the Registrant and Lothian Oil Inc. ("Lothian") entered into a Merger Agreement and Plan of Reorganization (the "Merger Agreement") pursuant to which Lothian will be merged with and into the Registrant (the "Merger"). Lothian currently owns 58.32% of the Registrant's issued and outstanding Common Stock. Following the Merger, the Registrant's name will be changed to Lothian Oil Inc.

                  Pursuant to the terms of the Merger Agreement, each holder of Lothian Common Stock, Series A Preferred Stock and Series B-1 Preferred Stock will receive two shares of the Registrant's Common Stock, Series A Preferred Stock or Series B-1 Preferred Stock, as appropriate, in exchange for 3.3 shares of Lothian Common Stock, Series A Preferred Stock or Series B-1 Preferred Stock. Upon consummation of the Merger, the Registrant will file Certificates of Designations creating the Series A and Series B-1 Preferred Stock.

                  The Merger is subject to approval by the shareholders of Lothian and the Registrant. As a condition to closing, the Registrant's Common Stock must be listed on the Nasdaq Capital Market. The Registrant's Common Stock is currently listed on the Nasdaq Capital Market and the Registrant expects that it will meet this condition on the date of closing.

                  The Merger will be effective on the date that the Registrant files Articles of Merger with the Secretary of State of Utah and Lothian files a Certificate of Merger with the Delaware Secretary of State (the "Effective Date"). The parties expect this to occur immediately following the Registrant's compliance with Regulation 14C of the Securities Exchange Act of 1934, as amended.

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                  The Merger Agreement may be terminated and the Merger
abandoned at any time prior to the Effective Date:

                  (a) by the mutual written consent of Lothian and the Registrant;

                  (b) by the Registrant or Lothian if:

                           (i) there is any statute, rule, regulation or order
                  enacted, promulgated or issued or deemed applicable to the Merger that would make consummation of the Merger illegal;

                           (ii) if the Merger is not approved by the affirmative
                  vote of the shareholders of Lothian or the Registrant;

                           (iii) if the holders of 5% or more of the outstanding
                  shares of the Registrant demand payment pursuant to the exercise of dissenters' rights;

                           (iv) if the holders of 5% or more of the outstanding
                  shares of Lothian demand payment pursuant to the exercise of dissenters' rights;

                           (v) if the Merger has not been consummated by
                  September 30, 2006;

                           (vi) if the Board of Directors of either the
                  Registrant or Lothian accepts a superior proposal.

                  The Merger has been approved by the required affirmative vote of the shareholders of Lothian and the Registrant. Because the Registrant has in excess of 2,000 shareholders, dissenters' rights will not be available to its shareholders under section 16-10a-1302 of the Utah Revised Business Corporation Act.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

                  On February 21, 2006 Walter G. Mize, Harold L. Gilliam, Theresa D. Turner, C. Dean Boyd, Thomas Pernice, Larry G. Coker and Joe Martin resigned as the Registrant's directors. None of the directors resigned due to any matter relating to the Registrant's operations, policies or practices.

                  On February 22, 2006, pursuant to Article III, Section 8 of the Registrant's bylaws, C. Scott Wilson and Kenneth Levy, the remaining directors, appointed Bruce Ransom, Thomas Kelly, Larry W. Wilton, Michael Raleigh and Raoul J. Baxter (the "Appointed Directors") to fill the vacancies created by the resigning directors. C. Scott Wilson will continue as the Registrant's Chief Executive Officer and President and Kenneth Levy will continue as the Registrant's Chief Financial Officer and Secretary.

                  In accordance with the rules of the Nasdaq Stock Market, the Board of Directors has made an affirmative determination that Messrs. Thomas Kelly, Larry W. Wilton and Raoul J. Baxter are independent directors, as defined in Rule 4200(a)(15). The Board of Directors has also determined that Messrs. Kelly, Wilton and Baxter meet the criteria set forth in Rule 4350(d)(2), and have appointed these individuals as the members of the Registrant's Audit Committee. Based on Lothian's ownership of the Registrant's Common Stock, the Registrant is relying on the Controlled Company exemption provided by Rule 4350(c)(5) in meeting the requirements of the Nasdaq Stock Market regarding the composition of its Board of Directors.

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                  Bruce Ransom is a graduate of the University of Manitoba,
where he completed his Bachelor of Commerce degree (honors) in 1987. Mr. Ransom has over 21 years of investment banking and company development experience. He founded the Lothian Group in 1995 and has been the Managing Director of Lothian Brazil since its inception in 2000 where he developed that company's commodity trading business. He became the Chief Executive Officer of Lothian Bancorp, Inc. upon its formation in June 2002, leading the company in the development of strategic partnerships in acquisitions and finance. Since August 2004 Mr. Ransom has been the Chief Executive Officer of Lothian Energy, initiating projects in South America (Brazil, Peru and Ecuador), China and Yemen, prior to joining Lothian in September of the same year. Prior to the establishment of the Lothian Group, Mr. Ransom founded Navigator Fund Company, a Canadian mutual fund company with over $100 million under management. He later sold it to one of Canada's leading financial institutions. Mr. Ransom was a founding officer of Lothian in 2004 and is currently the Chief Executive Officer, Director, Vice-Chairman and Secretary.

                  Raoul J. Baxter graduated from Centre College of Danville, Kentucky in 1970 with a degree in History and Russian Language with a minor in Biology. In 1974, he received a graduate degree from the University of Kentucky in Animal Nutrition with a specialization in Equine Nutrition. Until 1978 he was an Animal Nutritionist and Sales Manager for the Bi-County Farm Bureau, the Indiana Farm Bureau Co-op. He then joined Kahn's and Company, part of the Sara Lee Meat Group, where he became Senior Vice President in 1982, the year in which he earned a Juris Doctor from the Chase College of Law. While with Kahn's, Mr. Baxter completed an Executive Business Program in 1983 at the University of Cincinnati and an Executive Business Development Program in 1984 at the Kellogg School of Business, Northwestern University. In 1987, Mr. Baxter joined John Morrell & Company, a division of Chiquita Brands International as Executive Vice President. He became Vice-President/Corporate Development of Smithfield International, Inc., a subsidiary of Smithfield Foods in 1992, and grew its international sales from zero to in excess of $200 million. Since 1997 Mr. Baxter has been Vice President of Business Development and Corporate Planning with Smithfield Foods Corporate, responsible for establishing joint ventures in Mexico, Canada, Japan, Korea, the European Community and Eastern Europe. Mr. Baxter serves as an Executive Director on the Board of Directors of the American Meat Institute as well as serving on the Board of Directors of the Meat Export Federation and Carl Akey Company. He is a member of the Federal, Ohio and Cincinnati Bar Associations. Mr. Baxter joined Lothian's Board of Directors in 2005.

                  Michael Raleigh holds a BSc. in Chemical Engineering from Queen's University in Kingston, Ontario, Canada, and an MBA from the University of Colorado. He has 27 years of oilfield experience ranging across North and South America, the UK North Sea, Russia, the Caspian Sea area and the Middle East. In 1985, Mr. Raleigh co-founded an engineering and software development business ultimately acquired by Schlumberger Oilfield Services in late 1996. From 1997 through 2004 at Schlumberger, Mr. Raleigh oversaw project management and development for various oil and gas projects including secondary oil recovery and unconventional gas production projects focusing on tight gas, shale gas and coal bed methane. He joined Domain Energy Advisors, LLC in early 2005 and currently serves as a managing partner. Domain Energy Advisors provides technical and commercial expertise supporting independently managed funds investing in private and public small cap exploration and production companies. Mr. Raleigh joined Lothian's Board of Directors in January 2006.

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                  Thomas Kelly graduated with a Bachelor of Arts degree in
business from Baylor University in 1977 and co-founded Baytech, Inc., an oil and gas exploration and production company with primary operations in West Texas and Oklahoma in 1981. Mr. Kelly managed all aspects of prospect development, exploration, and fundraising for the company. Baytech drilled over 200 exploratory wells, acquired various producing assets and was sold to Energen Corporation, a publicly held company, for $205 million in cash and stock in 2002. Since September 2004, Mr. Kelly has been a Director of BPZ Energy, Inc., a publicly held company, an oil and gas company with interests in Peru and Ecuador. He has been Chairman of United Fuel & Energy Corporation, a publicly held company, the largest provider of fuel and propane in West Texas since its inception in January 1999. Mr. Kelly joined Lothian's Board of Directors in 2004 and currently serves as the Chairman.

                  Larry W. Wilton graduated from the University of British Columbia's Commerce Faculty with a degree in Sales/Marketing. Mr. Wilton joined Philips Consumer Products of Canada in 1980 and helped create the second largest consumer electronics company in Canada. While with Philips of Canada, he became Vice President of Consumer Products. He became the Group General Manager of Philips of Australia in 1985 and was later promoted to Managing Director of Philips of the United Kingdom in 1992. Returning to North America in 1994, he became Executive Vice President of Philips Lighting for USA and Canada and, in 1996, Chief Executive Officer of Philips Lighting North America, a Fortune 500 company, a position he held until his retirement in 2002. From 1990 until 2002 he also sat on several of Philips' Boards of Directors including Philips' Small Domestic Appliance Business, Lighting and he sat on the NV Philips world marketing board representing Lighting, Philips Lamp and Lighting and Philips NV Board Brand Equity. Mr. Wilton was on the National Electrical Manufacturing Association Board of Directors in Washington from 1996 until 2002 and has been an independent member of the Board of Directors for Hillman Company since 2004 and for U.P.G. Plastics since 2005. Mr. Wilton has served on Lothian's Board of Directors since 2005.

                  Except as otherwise disclosed herein, there were no arrangements or understandings among the Appointed Directors and any other person or persons pursuant to which the Appointed Directors were selected as directors. The holders of Lothian Series B-1 Preferred Stock are entitled to name one director to the Lothian Board of Directors. The director nominated by the holders of Lothian Series B-1 Preferred Stock named Michael Raleigh to the Lothian Board of Directors. Mr. Raleigh understood that he would also be named to the Registrant's Board of Directors.

                  None of the Appointed Directors has, or has had during the past two years, a direct or indirect material interest in any transaction with the Registrant.

Item 8.01         Other Events

                  On February 22, 2006 the Registrant's corporate headquarters were moved to 405 N. Marienfeld, Suite 200, Midland, Texas 79701. The telephone number is 432-686-2618 and the fax number is 432-686-2644.

Item 9.01         Financial Statements and Exhibits

                  Exhibit 10.1 Merger Agreement and Plan of Reorganization dated February 22, 2006 and entered into by and between the Registrant and Lothian Oil Inc.

                  Exhibit 99.  Press Release.

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SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 27, 2006

                                     UNITED HERITAGE CORPORATION

                                     By: /s/ C. Scott Wilson
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                                        C. Scott Wilson, Chief Executive Officer

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